UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2008

DRIFTWOOD VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Merger Agreement

On July 7, 2008, Driftwood Ventures, Inc., a Delaware corporation (“Driftwood”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among DFTW Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Driftwood (“Merger Sub”), Green Screen Interactive Software, Inc., a Delaware corporation (“Green Screen,” or, the “Company”) and Ron Chaimowitz (the “Stockholder Representative”) as representative of the stockholders of the Company (the “Stockholders”), pursuant to which Merger Sub will merge with and into the Company, with the Company to be the surviving corporation (the “Surviving Corporation”) through an exchange of common stock of the Company for common stock of Driftwood (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s common stock, $0.001 par value per share (“Company Common Stock”), on a fully converted basis, will be converted automatically into and become exchangeable for shares of common stock of Driftwood, $0.001 par value per share (“Driftwood Common Stock”), in accordance with certain exchange ratios as set forth in the Merger Agreement (the “Merger Consideration”). As of the effective time, all shares of the Company Common Stock will no longer be outstanding and will automatically be canceled and will cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the applicable Merger Consideration. Additionally, each share of the Company Capital Stock held by the Company or owned by Merger Sub, Driftwood or any subsidiary of the Company or Driftwood immediately prior to the effective time of the Merger, will be canceled and extinguished as of the effective time without any conversion or payment in respect thereof. Each share of common stock, $0.001 par value per share, of Merger Sub issued and outstanding immediately prior to the Merger shall be converted at the effective time into one validly issued, fully paid and non-assessable share of common stock, $0.001 par value per share, of the Surviving Corporation.

In addition, at the effective time of the Merger, the 354,605 options to purchase shares of Company Common Stock (the “Company Options”) outstanding under the Company’s 2008 Equity Incentive Plan shall be assumed by Driftwood, subject to the same terms and conditions as were applicable under such plan immediately prior to the Merger, and converted into 2,260,366 options to purchase shares of Driftwood Common Stock at an exercise price of $2.57 per share and 244,437 options to purchase shares of Driftwood Common Stock at an exercise price of $2.83 per share. The 246,243 warrants to purchase shares of Company Common Stock outstanding at the time of the Merger (the “Company Warrants”) shall be assumed by Driftwood and converted into 1,402,571 warrants to acquire shares of Driftwood Common Stock at an exercise price of $2.83 and 336,802 warrants to acquire shares of Driftwood Common Stock at an exercise price of $2.12 per share. The Merger Consideration shall consist of an aggregate of 26,098,303 shares of Driftwood Common Stock which will include the conversion of all shares of Company Common Stock and the reservation of all shares of Driftwood Common Stock required for assumption of the Company Options and the Company Warrants.

The Merger Agreement provides for indemnification of Driftwood with an escrow arrangement. As the sole remedy for the Stockholders’ indemnity obligations, at the closing of the Merger, Driftwood, on behalf of the Stockholders, will deposit 2,609,830 shares of Driftwood Common Stock, otherwise payable to the Stockholders, into escrow, to be held by the escrow agent in accordance with the terms and conditions of an escrow agreement.

The Merger Agreement contains representations and warranties of Driftwood and the Company, as applicable, relating to, among other things, (a) proper corporate organization and similar corporate matters, (b) subsidiaries, (c) capitalization, (d) authorization, performance and enforceability of the Merger Agreement, (e) licenses and permits, (f) compliance with applicable laws, (g) proper maintenance of financial statements and filings with the Securities and Exchange Commission (the “Commission”), (h) absence of undisclosed liabilities, (i) absence of certain changes, (j) absence of litigation and stockholder claims, (k) employee and employee benefit matters, (l) leases and ownership of other properties, (m) accounts receivables, (n) suppliers and customers, (o) taxes, (p) environmental matters, (q) brokers and third party expenses, (r) intellectual property, (s) material contracts, (t) insurance, (u) compliance with government actions and filings, (v) interested party transactions, (w) board approval and required vote, (x) tangible assets, (y) certain business practices and (z) books and records.

Each of Driftwood, the Company and Merger Sub has agreed to continue its business in the ordinary course prior to the closing of the Merger. Additionally, prior to the closing, the parties shall obtain all necessary approvals, the parties are subject to certain confidentiality obligations, and the Company may not, directly or indirectly, solicit or accept any proposals concerning any merger, sale of ownership or assets of the Company, recapitalization or similar transaction. The obligations of Driftwood and the Company to consummate the Merger are subject to closing conditions including, among other things, that (a) each of Driftwood, the Company, the Stockholder Representative and the escrow agent shall have executed and delivered an escrow agreement; (b) the requisite Stockholder approval shall have been obtained; and (c) no event shall have occurred that would cause the Merger to fail to qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code.

The obligations of each of the Company and Driftwood to consummate the Merger are subject to the satisfaction or waiver of certain additional conditions, including, among other things: (a) that the representations and warranties of the other party contained in the Merger Agreement are true and correct in all material respects; (b) that the other party shall have performed or complied in all material respects with all agreements and covenants under the Merger Agreement; (c) the absence of certain litigation with respect to the other party affecting the Merger; (d) the receipt of all necessary consents, waivers or approvals by the other party; and (e) the absence of any order issued by a court of competent jurisdiction that would prevent the consummation of the Merger on substantially identical terms as contemplated by the Merger Agreement.

Driftwood’s obligations to consummate the Merger are additionally subject to certain additional conditions, including: (a) receipt from the Company of certain information necessary to file with the Commission a Current Report on Form 8-K and such other information that may be required to be disclosed with respect to the Merger; (b) receipt of resignations from all directors and officers of the Company and its subsidiaries; (c) Stockholders owning no more than 5% of the issued and outstanding Company Common Stock shall have demanded and perfected their right to an appraisal of the Company Common Stock in accordance with their dissenters’ rights under the General Corporation Law of the State of Delaware (the “DGCL”); (d) certain employees of the Company shall have executed and delivered non-competition agreements; (e) the Company shall have entered into agreements to convert certain payment obligations to Company Common Stock prior to closing; (f) the Company shall have delivered a waiver by all employees of the Company who have any rights to receive any change of control or other similar payments pursuant to an employment agreement that may be triggered in connection with the Merger; and (g) the Company shall have received confirmations or agreements from certain individuals that reflect amendments to their employment agreements or bonus arrangements.

The Merger Agreement may be terminated at any time prior to the closing of the Merger, as follows: (a) by mutual written agreement of Driftwood, Merger Sub and the Company; (b) by either Driftwood or the Company if a governmental entity shall have issued a final non-appealable order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; (c) by Driftwood if the closing has not occurred on or before September 30, 2008; (d) by Driftwood, if the board of directors of the Company or an authorized committee thereof shall have, or resolved to have, withdrawn, modified or qualified in a manner adverse to Driftwood or Merger Sub, its recommendation or approval of the Merger and the Merger Agreement, or breached the non-solicitation provisions of the Merger Agreement; (e) or subject to a 15-day cure period, by either Driftwood or the Company, if it is not in material breach of its obligations, representations and warranties, if the other party has breached any of its covenants, agreements, representations or warranties or if any representation or warranty of the other party has become untrue; (f) by Driftwood if the requisite Stockholder approval has not been obtained within 20 days after the execution of the Merger Agreement; (g) by the Company, if before the requisite Stockholder approval has been obtained, the board of directors of the Company determines that the termination of the Merger Agreement is necessary to comply with its fiduciary duties under the DGCL; or (h) by Driftwood, upon the Company withdrawing, modifying or qualifying in any manner adverse to Driftwood its recommendation for the Stockholders to approve the Merger, or upon the Company taking any action or making any statement in obtaining such approval that is inconsistent with such recommendation. If the Merger Agreement is terminated by either Driftwood or the Company, as applicable, pursuant to subsections (f), (g) or (h), then the Company shall pay to Driftwood, contemporaneously with and on the date of such termination, a termination fee in the amount of $1,200,000 by wire transfer and reimburse Driftwood for its reasonable out of pocket expenses incurred in connection with the transactions contemplated by the Merger Agreement.

The foregoing is not a complete summary of the terms of the Merger Agreement and reference is made to the complete text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated by reference herein.

Based in New York, Green Screen is a diversified global publisher and distributor of interactive entertainment software with divisions producing frontline and casual game titles for major console and portable gaming platforms. Green Screen has an experienced and successful management team who have created some of the most respected brands and well-known video game properties ever in the $9.5 billion dollar video game industry. Most recently, Green Screen announced the acquisition of ZOO Digital Publishing and Destination Software, Inc., which Green Screen combined to form a new casual game label, Zoo Games. Green Screen’s wholly owned label Zoo Games is currently producing and selling games in the casual game space.

Financing

On July 7, 2008, Driftwood entered into a Note Purchase Agreement with Trinad Capital Master Fund, Ltd. (“Trinad”) and Back Bay LLC (“Back Bay,” and together with Trinad, the “Purchasers”) (the “Note Purchase Agreement”), pursuant to which the Purchasers agreed to provide a loan to Driftwood in the aggregate principal amount of up to $7,000,000, in consideration for the issuance and delivery of senior secured convertible promissory notes (the “Notes”). As partial inducement to purchase the Notes, Driftwood issued to the Purchasers warrants to purchase Driftwood common stock (the “Warrants,” and together with the issuance of the Notes, the “Financing”). The Note Purchase Agreement provides for subsequent closings whereby Driftwood may issue additional Notes and Warrants to one or more additional purchasers at any time and from time to time on or before July 15, 2008. The Note Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Pursuant to the Note Purchase Agreement, Driftwood issued to each of Trinad and Back Bay Notes in the aggregate principal amount of $2,500,000 and $2,000,000 respectively. The Notes bear an interest rate of five percent (5%) for the time period beginning on July 7, 2008 and ending on July 7, 2009, unless extended. Upon the occurrence of an investor sale, as defined in the Notes, the entire outstanding principal amount of the Notes and any accrued interest thereon will be automatically converted into shares of Driftwood Common Stock. In addition, in connection with Amendment No. 1 to the Management Agreement, as set forth below in this Item 1.01, Driftwood issued Notes in the principal amount of $750,000 to Trinad Management, LLC (“Trinad Management”) on the same terms and conditions as the Notes issued to the Purchasers. The form of the Notes is attached hereto as Exhibit 10.2 and incorporated by reference herein.

In connection with the Note Purchase Agreement, Driftwood issued to each of Trinad and Back Bay Warrants to purchase 2,272,727 shares and 1,818,182 shares of Driftwood Common Stock, respectively. The Warrants have a five year term and an exercise price of $0.01 per share. The Warrant issued to Back Bay also contains customary limitations on the amount of Warrants that can be exercised. Additionally, in connection with Amendment No. 1 to the Management Agreement, as set forth below in this Item 1.01, Driftwood issued 681,818 Warrants to Trinad Management on the same terms and conditions as the Warrants issued to the Purchasers. The form of the Warrants is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Pursuant to a Security Agreement, by and among Driftwood and the Purchasers, dated July 7, 2008 (the “Security Agreement”), Driftwood granted a security interest in all of its assets to each of the Purchasers to secure Driftwood’s obligations under the Notes. Additionally, on July 7, 2008 Trinad Management executed a joinder to the Security Agreement. The Security Agreement is attached hereto as Exhibit 10.3 and incorporated by reference herein.

On July 10, 2008, Cipher 06 LLC (“Cipher”) executed a counterpart signature page to the Note Purchase Agreement, pursuant to which Driftwood issued to Cipher a Note in the principal amount of $150,000. As partial inducement to purchase the Note, Cipher received a Warrant to purchase 136,364 shares of Driftwood Common Stock. The Note and Warrant issued to Cipher were issued on the same terms and conditions as the Notes and Warrants that were issued in the initial closing of the Financing. On July 10, 2008, Cipher also executed a counterpart signature page to the Security Agreement.

Bridge Loan to Green Screen

On July 7, 2008, Driftwood entered into a Securities Purchase Agreement with Green Screen (the “Securities Purchase Agreement”), pursuant to which Driftwood provided a bridge loan of $7,000,000 to Green Screen, and purchased from Green Screen a senior secured note in the aggregate principal amount of $7,000,000 (the “Green Screen Note”). The Green Screen Note matures on September 30, 2008, and initially bears interest at a rate of 10% per annum (increasing upon default). Under the Green Screen Note, Green Screen may borrow on a weekly basis, repay without penalty or premium and reborrow amounts until September 30, 2008, provided that any advance made by Driftwood to the Company is contingent upon a mutually agreed upon budget for the use of such advance by Green Screen, which agreement will not be unreasonably withheld by Driftwood. Driftwood’s first advance to Green Screen was made on July 7, 2008 in the amount of $3,028,889. The Green Screen Note and any and all amounts due thereunder will be automatically extinguished upon the closing of the transactions contemplated by the Merger Agreement. The Securities Purchase Agreement and the Green Screen Note are attached hereto as Exhibits 10.4 and 10.5 respectively and incorporated by reference herein.

The Green Screen Note ranks senior to all outstanding or future indebtedness of Green Screen, subject to the permitted indebtedness as set forth in the Green Screen Note, and is secured by a perfected security interest in all of the assets of Green Screen and the stock and assets of Green Screen’s wholly-owned subsidiaries, as evidenced by the Pledge Agreement, the Security Agreement and the Guaranty, each attached hereto as Exhibits 10.6, 10.7 and 10.8 respectively and incorporated by reference herein.

Amendments to Trinad Agreements

On July 7, 2008, Driftwood entered into an amendment (“Amendment No. 1”) to that certain Management Agreement with Trinad Management, dated as of October 24, 2007 (the “Management Agreement”). Pursuant to the terms of the Management Agreement, Trinad Management had agreed to provide certain management services, including without limitation the sourcing, structuring and negotiation of a potential business combination transaction involving Driftwood, in consideration for a management fee of $90,000 per quarter, plus reimbursement of all expenses reasonably incurred by Trinad Management in connection with the provision of management services, as disclosed in that Current Report on Form 8-K filed with the Commission on October 25, 2007, which is incorporated by reference herein. The Management Agreement was terminable by either party upon written notice, subject to a termination fee of $1,000,000 upon termination by Driftwood. Amendment No. 1 provides that the Management Agreement will automatically terminate upon the initial closing of the Financing, in which such case the termination fee would be reduced to $750,000, which Driftwood may satisfy by delivery to Trinad Management of Notes in the aggregate amount of $750,000 and 618,818 Warrants, such Notes and Warrants to be on the same terms of the Notes and Warrants sold and issued by Driftwood to the Purchasers in the Financing, as set forth above in this Item 1.01. Amendment No. 1 to the Management Agreement is attached as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated by reference herein.

Also on July 7, 2008, Driftwood entered into an amendment (“Amendment No. 3”) to that certain letter agreement with Trinad Capital Master Fund, Ltd. (“Trinad”), dated as of October 24, 2007, as amended (the “Loan Agreement”). Pursuant to the Loan Agreement, Trinad had agreed to provide a loan to Driftwood in the principal aggregate amount of $750,000, including any accrued interest thereon, as disclosed in those Current Reports on Form 8-K filed with the Commission on October 25, 2007 and April 22, 2008, which are incorporated by reference herein. Amendment No. 3 provides that, in consideration of Trinad’s participation in the Financing and receipt of the Notes and Warrants issued thereunder, the Loan Agreement will be terminated upon the initial closing of the Financing, and the loan due thereunder, including all principal and interest will be deemed cancelled and extinguished with no obligation or liability of Driftwood. Amendment No. 3 to the Loan Agreement is attached hereto as Exhibit 10.10 and incorporated by reference herein.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 7, 2008 and in connection with the Financing, Driftwood and Trinad Management, an affiliate of Trinad, a controlling stockholder of Driftwood, terminated that certain Commercial Lease Agreement (the “Lease”) by and between Driftwood and Trinad Management, dated as of May 1, 2008, and extinguished all liabilities or other obligations thereunder. Pursuant to the Lease, Driftwood had agreed to a month-to-month sublease of fifteen percent (15%) of the current premises leased by Trinad from Irvine Company, in consideration for payment of a base rent in the amount of $3,500 per month, as disclosed in that Current Report on Form 8-K filed with the Commission on May 7, 2008 and incorporated by reference herein. The Lease was terminable by either party upon written notice to the other.

Also on July 7, 2008 and in connection with the Financing, Driftwood and DDK Consulting (“DDK”) terminated that certain letter agreement by and between Driftwood and DDK, dated as of June 1, 2008 (the “Consulting Agreement”), and extinguished all liabilities or other obligations thereunder. Pursuant to the Consulting Agreement, Driftwood retained DDK to provide strategic consultancy and other related services to Driftwood as an independent contractor on a month-to-month basis in consideration for a fee of $8,333.33 per month, as disclosed in that Current Report on Form 8-K filed with the Commission on June 2, 2008 and incorporated by reference herein. The Consulting Agreement was terminable by either party upon written notice to the other.

As set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference herein, pursuant to the terms of Amendment No. 1, the Management Agreement automatically terminated upon the initial closing of the Financing on July 7, 2008. In accordance with the terms of Amendment No. 1, the termination fee was reduced from $1,000,000 to $750,000, which Driftwood satisfied by delivery to Trinad Management of Notes in the principal amount of $750,000 and 681,818 Warrants to purchase Driftwood Common Stock.

As set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference herein, pursuant to the terms of Amendment No. 3, the Loan Agreement automatically terminated upon the initial closing of the Financing on July 7, 2008, and the loan thereunder, in the principal amount of $360,000, plus any accrued interest, was cancelled and extinguished with no obligation or liability of Driftwood.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information with respect to the Notes contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof.

ITEM 3.02 UNREGISTERED SALES OF EQUITY.

The information with respect to the Notes and Warrants contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof. Such securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits:

Exhibit	Description
2.1
Agreement and Plan of Merger, by and among Driftwood Ventures, Inc. (“Driftwood”), DFTW Merger Sub, Inc., Green Screen Interactive Software, Inc. (“Green Screen”). and Ron Chaimowitz as the Representative, dated July 7, 2008

4.1	Form of Warrant
10.1	Note Purchase Agreement, by and among Driftwood, Trinad Capital Master Fund, Ltd. (“Trinad”) and Back Bay LLC (“Back Bay”), dated July 7, 2008
10.2	Form of Note
10.3	Security Agreement, by and among Driftwood, Trinad and Back Bay, dated July 7, 2008
10.4	Securities Purchase Agreement, by and between Green Screen and Driftwood, dated July 7, 2008
10.5	Senior Secured Note, issued by Green Screen on July 7, 2008
10.6	Pledge Agreement, by and between Driftwood and Green Screen, dated July 7, 2008
10.7
Security Agreement, by and among Driftwood, Green Screen and Green Screen Online LLC, Zoo Digital Publishing Limited, SuperVillian Studios, LLC and Zoo Games, Inc. (the “Subsidiaries”), dated July 7, 2008

10.8	Guaranty, by and among the Subsidiaries, dated July 7, 2008
10.9	Amendment No. 1 to the Management Agreement, by and between Driftwood and Trinad Management, LLC, dated July 7, 2008
10.10	Amendment No. 3 to the Loan Agreement, by and between Driftwood and Trinad, dated July 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2008
DRIFTWOOD VENTURES, INC.

By: /s/ Charles Bentz
Name: Charles Bentz
Title: Chief Financial Officer